                                                                   EXHIBIT 10.18

                              EMPLOYMENT AGREEMENT


          THIS AGREEMENT is made as of August 1, 1997, by and between Fidelity Federal Bank, A Federal Savings Bank (the "Bank"), and Richard M. Greenwood (the "Executive").


                              W I T N E S S E T H:

          WHEREAS, the Bank and the Executive have previously entered into an executive severance agreement, dated as of May 1, 1997 (the "Severance Agreement"), which governs the terms of the Executive's employment in the event of a termination in connection with a Change in Control (as defined in Section 3 of such Agreement);

          WHEREAS, the Bank and the Executive have previously entered into an employment agreement, dated as of June 2, 1995 (the "Prior Agreement"), which governs the terms of the Executive's employment with the Bank; and

          WHEREAS, the Bank and the Executive desire to amend and restate the Prior Agreement in its entirety;

          NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained, the parties hereto agree that the Prior Agreement is amended and restated to read as follows, effective as of August 1, 1997:

     1.   Term of Employment.
          ------------------

          (a) The Bank hereby employs the Executive and the Executive accepts employment with the Bank, in the position and with the duties and responsibilities set forth in Section 2 below for the Term of Employment (as defined below), subject to the terms and conditions of the Agreement.

          (b) The term of employment (the "Term of Employment") under this Agreement shall commence on August 1, 1997 and shall continue until July 31, 2000; provided, however, that commencing on August 1, 2000 and on each August 1
      --------  -------
thereafter, the Term of Employment shall be extended for an additional year, unless either the Bank or the Executive notifies the other Party at least 90 days prior to such August 1 date that the Term of Employment shall not be so extended.

          (c) Notwithstanding anything in this Agreement to the contrary:

          (i) The obligations of the Bank hereunder shall terminate for so long as the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or
(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. (S) 1818(e)(3) and
(g)(1)) as of the date of service of such notice unless stayed by appropriate proceedings; provided that if the charges in the notice are dismissed, the Bank
             --------
may in its discretion (A) pay the Executive all or part of any payments within the terms of this Agreement withheld while its obligations under this Agreement was suspended and (B) reinstate (in whole or in part) any of its obligations which were suspended;

          (ii) The obligations of the Bank hereunder shall terminate if the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. (S) 1818(e)(4) or (g)(1));

          (iii) The obligations of the Bank hereunder shall terminate if the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act); and

          (iv) The obligations of the Bank hereunder shall be terminated by the Director of the Office of Thrift Supervision or his or her designee (the "Director"), except to the extent that the Director determines that continuation of this Agreement is necessary for the continued operation of the Bank, (A) at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act or (B) at the time the Director approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in unsafe or unsound condition.

In the case of paragraphs (ii), (iii) and (iv) of this Section 1(c), vested rights hereunder held by the Bank or the Executive shall not be affected by such termination.

     2.   Position; Duties and Responsibilities
          -------------------------------------

          Subject to the terms and conditions of this Agreement, during the Term of Employment the Executive shall be employed as the President and Chief Executive Officer of the Bank at its principal office, and he will promote the business affairs and business interests of the Bank faithfully and diligently. The Executive shall serve in such other executive positions with the Bank or its affiliates or subsidiaries as the Bank may direct or to which he may be elected from time to time. The titles, reporting responsibilities and duties of such other executive positions may be changed or eliminated at any time. The Executive will perform the usual and customary duties of President and Chief Executive Officer and any additional positions he may hold, and he is granted the usual and customary power and authority associated with each such office, subject to the respective provisions of the Amended and Restated Charter S and Bylaws of the Bank. The Bank will not assign to the Executive any duties or responsibilities that are inconsistent with the position, duties, responsibilities or status of President and Chief Executive Officer, change his title as President and Chief Executive Officer, require him to relocate his principal office from the location in Los Angeles County where the executive offices of the Bank are located, or materially change his reporting responsibilities or materially diminish his authority or status.

     3.   Compensation.
          ------------

          During the Term of Employment, the Executive shall be entitled to the following compensation.

          (a) Base Salary.  Until August 31, 1997, the Bank shall pay the
              -----------
Executive, in accordance with the Bank's normal payroll practices for executives, an annual base salary of $415,000 ("Base Salary"), which Base Salary may not be reduced unless the base salaries of all other members of the Bank's Executive Management Committee ("Senior Executives") of the Bank are proportionally reduced. The Base Salary shall be increased to $520,000 effective as of September 1, 1997 and may be further increased in the discretion of the Board of Directors of the Bank (the "Board").

          (b) Annual Bonus.  The Executive shall be entitled to participate in
              ------------
the annual incentive plans and arrangements available to Senior Executives of the Bank from time to time.

          (c) Long-Term Incentive Compensation.  The Executive shall be entitled
              --------------------------------
to participate in the long-term incentive plans available to Senior Executives of the Bank from time to time, including the Bank Plus Corporation Stock Option and Equity Incentive Plan.

     4.   Benefits.
          --------

          During the Term of Employment, the Executive shall be entitled to the following benefits.

          (a) Benefit Plans.  The Executive shall be entitled to participate in
              -------------
all benefit programs now made available generally to the executives of the Bank or which may be made available in the future, subject to, and on a basis consistent with, the terms, conditions and administration of each such plan. Such plans include, without limitation, medical, dental, life insurance, retirement, profit-sharing, savings and disability plans. It shall not constitute a breach of this Agreement if the Board modifies, reduces or eliminates the benefits under any benefit plans if such modification, reduction or elimination applies equally to all similarly situated eligible participants in such plans. The Executive shall also be entitled to participate in an additional medical plan that provides up to $25,000 per year for benefits not covered by the Bank's general medical plan. Executive shall be required to undergo an annual physical examination by a licensed physician of his choice, the cost of which shall be included in the annual medical plan referred to in the preceding sentence.

          (b) Tax Preparation.  The Executive shall be entitled to receive such
              ---------------
reimbursement for tax preparation services as have previously been furnished by the Bank to the Executive.

          (c) Vacation and Sick-Leave.  The Executive may take annual vacations
              -----------------------
aggregating four weeks in accordance with the Bank's vacation policy and will be eligible for the Bank's standard sick-leave benefits; provided, however, that
                                                      --------  -------
the Executive shall not earn any additional vacation days in any year in which the Executive at any time has 280 or more hours of accrued but unused vacation time.

     5.   Expenses and Allowances.
          -----------------------

          During the term of this Agreement, the Bank shall reimburse the Executive for the following expenses and provide the following allowances.

          (a) Travel and Entertainment.  The Bank shall pay or reimburse the
              ------------------------
Executive for all reasonable travel, business entertainment and other expenses reasonably and necessarily incurred by the Executive in the performance of his obligations under this Agreement. The Chairman of the Board shall have the sole authority to determine whether an expense incurred by the Executive is reasonable and necessary, which determination shall in any event be consistent with the Bank's usual and customary reimbursement policies.

          (b) Automobile.  The Bank shall pay the Executive the costs for
              ----------
gasoline, maintenance, repair, license and appropriate casualty and liability insurance for the use of an automobile for business purposes.

          (c) Clubs.  The Bank shall reimburse the Executive for all initiation
              -----
fees and dues associated with the Executive's membership in those professional and social clubs which are approved by the Compensation Committee of the Board. All equity memberships will be the property of and will be in the name of the Bank if permitted by the club. If not so permitted, upon the termination of the Executive's employment, the Executive will pay to the Bank the then fair market value of such equity membership should the Executive decide to retain such membership, or alternatively, the Executive immediately will seek to sell such membership at fair market value and pay the proceeds of such sale, if any, to the Bank.

     6.   Termination of Employment.
          -------------------------

          (a) Right to Terminate.  The Bank or the Executive may terminate the
              ------------------
Executive's employment at any time, subject to the Bank's providing the benefits hereinafter specified in accordance with the terms of this Agreement. For purposes of this Agreement, the failure by the Bank to renew this Agreement pursuant to Section 1(b) is deemed to be a termination by the Bank of the Executive's employment.

          (b) Termination by the Bank for Cause or by the Executive Without Good
              ------------------------------------------------------------------
Reason.  If the Bank terminates the Executive's employment for Cause or the
------
Executive terminates employment with the Bank other than for Good Reason, the Executive shall forfeit all rights to non-vested long-term incentive compensation and the Bank shall be liable to the Executive only for (i) earned but unpaid salary, (ii) any unpaid annual bonus that was earned in the Bank's fiscal years prior to the fiscal year in which the Executive's employment terminates ("Termination Year"), (iii) unreimbursed business expenses or other allowances that are incurred prior to the date on which the Executive's employment terminates ("Termination Date") and (iv) the Executive's vested benefits under any program described in Section 4 in accordance with the terms of any such program. For purposes of the preceding sentence, expenses or allowances are incurred as of the date such expenses are payable by the Executive or Bank. If the Executive challenges such termination, and the arbitrator appointed pursuant to Section 18 of this Agreement determines that a purported termination for Cause was without Cause, the termination, at the Executive's or the Bank's election, nonetheless will be effective, but the Executive will promptly receive all payments, benefits and property, if any, as if the termination had originally been denominated as one without Cause.

          (c)  Termination by the Bank Other than for Cause or by the Executive
               ----------------------------------------------------------------
for Good Reason.  If the Bank terminates the Executive's employment other than
---------------
for Cause, death of the Executive, Retirement, or Disability or the Executive terminates his employment with the Bank for Good Reason, the Bank shall be liable for the payments and benefits described in Section 6(b) and shall provide the Executive with the additional payments and benefits described below.

          (i)  Base Salary.  The Bank shall continue to pay the Executive the
               -----------
higher of (y) his Base Salary as of the Termination Date or (z) his Base Salary as of the date of this Agreement, as specified in Section 3(a) hereof, for two years following the Termination Date.

          (ii)  Annual Bonus.  Within thirty days following the Termination
                ------------
Date, the Bank shall make a lump-sum cash payment to the Executive in an amount equal to two times the average of the annual bonus to which the Executive was entitled during the Bank's two fiscal years ended prior to the Termination Date.

          (iii)  Long-Term Incentive Compensation.  Any awards made to the
                 --------------------------------
Executive pursuant to any long-term incentive compensation plan maintained by the Bank shall remain in effect, subject to the terms and conditions applicable to such awards.

          (iv)  Benefit Programs and Allowances.  The Bank shall continue to
                -------------------------------
make available to the Executive benefits and allowances comparable to those provided pursuant to Sections 4 and 5 as of the Termination Date for two years following the Termination Date; provided, however, that during the second year
                                --------  -------
following the Termination Date, the Bank shall only make available to the Executive benefits and allowances comparable to those provided pursuant to Sections 4 and 5 as of the Termination Date to the extent the Executive does not receive such comparable benefits or allowances from other employers. Notwithstanding the preceding sentence, the Executive shall not be entitled to accrue further benefits in any tax-qualified pension or retirement plan maintained by the Bank following the Termination Date to the extent not already accrued as of such date; provided, however, that upon distribution of benefits
                         --------  -------
to the Executive from the Bank's retirement or pension plans, the Executive shall receive a cash payment from the Bank equal to the value of the additional benefits that the Executive would have received if he had two additional years of credited service under such retirement or pension plans at his rate of base salary on the Termination Date. Prior to the second year following the Termination Date, the Executive shall provide to the Board a list of the benefits and allowances the Executive expects to receive from other employers during such year and a copy of each agreement or other document describing the terms of such benefits and allowances, which list shall be updated by the Executive promptly following any change in the Executive's benefits or allowances during such period.

               (v) No Mitigation Required.  The Executive has no duty to seek
                   ----------------------
employment or mitigate damages under this Section 6(c).

          (d)  Termination Upon Death.  If the Executive's employment terminates
               ----------------------
as a result of the Executive's death, the Bank shall be liable for the payments and benefits described in Section 6(b) and a lump sum cash payment equal to the Executive's base salary at the time of his death, which amounts shall be paid to the beneficiary or beneficiaries lawfully designated by the Executive in a written instrument dated and executed by him and delivered to the Bank or, if no beneficiary is so designated, to the Executive's surviving spouse or, if the Executive shall have no surviving spouse, to the Executive's estate.

          (e) Termination Upon Retirement.  If the Executive's employment
              ---------------------------
terminates on or after the attainment by the Executive of age sixty-five (65) ("Retirement"), the Bank shall have no liability to the Executive other than for the payments and benefits described in Section 6(b) and those retirement benefits to which the Executive is entitled under the retirement and pension plans of the Bank as of the Termination Date.

          (f) Termination Upon Disability.  If the Executive's employment
              ---------------------------
terminates as a result of the Executive's partial or total inability to perform his duties hereunder because of any physical or mental Disability, the Executive shall receive the benefits described in Section 6(b) and, through the end of the Termination Year, salary payments which, when aggregated with any income replacement benefits (e.g., state disability insurance, workers' compensation or
          ----
long-term disability payments), equal to the balance of his base salary for the Termination Year. The Executive will remain a participant in all of the Bank's benefit and compensation plans through the end of the Termination Year, in accordance with and to the extent permitted under the terms of any such plans. During the year following the Termination Year the Executive shall be entitled to the income replacement benefits only. In the event of a partial Disability, and if requested by the Bank, through the end of the Termination Year, the Executive will provide such part-time services as may be consistent with the nature and extent of such Disability and his position as President and Chief Executive Officer of the Bank. As used herein, "Disability" means a temporary or permanent condition which, in the opinion of a competent medical professional selected by the Bank, and, upon written notice to the Executive, not objected to by the Executive or his representative, reasonably would prevent or prohibit the Executive from performing or attempting to perform his duties hereunder substantially as performed prior to the occurrence of such disability. If the Executive objects and the parties cannot agree, the question of disability may be submitted to arbitration as provided in Section 18 below; the prevailing party in such arbitration on this issue shall be entitled to reasonable attorneys' fees and costs. Notwithstanding the foregoing, should the Executive be disabled for a consecutive four-month period or for five months out of six, or if in the opinion of the medical professional selected by the Bank as provided above, the Executive will be disabled for at least that period of time, the Bank may replace the Executive in his position as President and Chief Executive Officer and in any other position; such replacement, however, will in no way affect Executive's rights to receive the salary and benefits set forth in this paragraph. If, and to the extent the Executive recovers from any such Disability and has not been so replaced, he will resume his duties and responsibilities hereunder for the remainder of the term of this Agreement.

          (g)  Termination Upon or Following a Change in Control.
               -------------------------------------------------
Notwithstanding Sections 6(b) or 6(c), if the Executive's employment terminates upon or following a Change in Control (as defined in Section 3 of the Severance Agreement), the Bank's obligations to the Executive shall be governed by the terms of the Severance Agreement.

     7.   Definitions.
          -----------

          For purposes of this Agreement, the following terms shall be defined as set forth below:

          (a) Cause.  Termination for cause shall include (i) the intentional
              -----
failure by the Executive to perform stated duties (other than any such failure resulting from the Executive's incapacity due to physical or mental illness), which failure continues for more than five days after a written demand for substantial performance is delivered to the Executive by the Chairman of the Board, which specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties, or (ii) the Executive's personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. For purposes of this paragraph (a), no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive in bad faith and without reasonable belief that his action or omission was in, or not opposed to, the best interests of the Bank. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Bank shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Bank. The Executive's attention to matters not directly related to the business of the Bank shall not provide a basis for termination for Cause so long as the Board has approved the Executive's engagement in such activities. The Executive's employment with the Bank shall be deemed to have been terminated for Cause immediately upon delivery to the Executive of a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with counsel for the Executive, to be heard before the Board), finding that in the good faith opinion of the Board the Executive was guilty of the conduct set forth above in (i) or (ii) of this paragraph (a) and specifying the particulars thereof in detail. Nothing in this paragraph (a) shall prevent the Executive from challenging such termination pursuant to the provisions of Section 18 hereof.

          (b) Good Reason.  The Executive will be treated as having terminated
              -----------
his employment for "Good Reason" if the Executive terminates his employment with the Bank within 180 days of:

          (i) any adverse change in the Executive's status or position(s) as President and Chief Executive Officer of the Bank as in effect on the date of this Agreement, including, without limitation, any adverse change in the Executive's status or position as a result of a diminution in the Executive's duties or responsibilities (other than, if applicable, any such change directly attributable to the fact that the Bank is no longer publicly owned) or the assignment to the Executive of any duties or responsibilities which are inconsistent with such status or position(s), or any removal of the Executive from or any failure to reappoint or reelect the Executive to such position(s) (except in connection with the termination of the Executive's employment for Cause, Disability or Retirement or as a result of the Executive's death or by the Executive other than for Good Reason);

          (ii) the failure of the Executive to be elected to the Board other than as a result of any decision by the Executive not to stand for election to the Board;

          (iii) a reduction by the Bank in the Executive's base salary as then in effect, unless the salaries of all other Senior Executives of the Bank are proportionally reduced;

          (iv) the failure by the Bank to provide and credit the Executive with the number of paid vacation days to which the Executive is then entitled in accordance with the provisions of this Agreement and the Bank's vacation policy as in effect on the date of this Agreement;

          (v) the requirement by the Bank that the Executive be based at an office that is greater than 35 miles from where the Executive's office is located on the date of this Agreement except for required travel on the business of the Bank to an extent substantially consistent with the business travel obligations which the Executive undertook on behalf of the Bank prior to the date of this Agreement; or

          (vi) prompt written notice by the Executive to the Bank of any material breach by the Bank of this Agreement.

     8.   Full-Time Employment; Confidentiality.
          -------------------------------------

          (a) Full-Time Employment.  The Executive will devote his full time,
              --------------------
energies and attention to perform all of his duties to the Bank under this Agreement. In addition, except as disclosed to and approved by the Board, the Executive will not engage in any business, civic or other activities that would interfere with the performance of his duties hereunder. The Executive will not perform services, whether or not for compensation, for any person or entity which competes directly or indirectly with the Bank.

          (b) Confidentiality.  Except as may be required in the ordinary course
              ---------------
of performing his duties hereunder, the Executive at no time, whether during his employment or after the termination of his employment (other than to promote and advance the business of the Bank), will reveal to any person or entity any trade secrets or confidential business information concerning the Bank, including but not limited to its research results and activities, marketing plans and strategies, pricing and costing policies, customer lists and accounts, business or financial information of the Bank which have come to the Executive's knowledge as a result of his employment with the Bank. These restrictions do not apply to: (i) information that has been or is disclosed generally or is in the public domain through no fault of the Executive; (ii) information received by the Executive from a third party outside this confidentiality obligation; or
(iii) information that is required to be disclosed by law or an order of any court, agency or proceeding.

          (c) Return of the Bank's Property and Documents. Upon the termination
              -------------------------------------------
of the Executive's employment, the Executive immediately will return to the Bank all property of the Bank or any of its subsidiaries including, without limitation, all documents and information, however maintained (including computer files, tapes and recordings), concerning the Bank or acquired by the Executive in the course and scope of his employment with the Bank (excluding only those documents relating to the Executive's own salary and benefits), Bank-owned automobile(s), keys and credit cards.

          (d) The Bank's Right to Equitable Relief.  If the Executive commits a
              ------------------------------------
breach, or threatens to commit a breach, of any of the provisions of this Section, the Bank will have the right to have such provisions specifically enforced by any court having competent equity jurisdiction, and nothing in
Section 18 shall be interpreted to the contrary.

     9.   Witness Fees.
          ------------

          If, at any time after the termination of this Agreement, Executive is requested by the Company or any affiliate of the Company, or is required, to testify or to provide evidence or otherwise to perform services in relation to litigation or similar proceedings (civil, administrative, arbitral or otherwise) in which the Company or any affiliate of the Company, but not Executive, is a named party or is otherwise involved,

          (a)  Executive shall be paid by the Company

          (i) with respect to each day that Executive appears as a witness or is deposed, at the rate of $2,000 per day, and

         (ii) with respect to each day that Executive is involved in the preparation therefor, at the rate of $1,000 per day, and

          (b) Executive shall be reimbursed by the Company for reasonable travel and accommodation expenses if such services are required to be performed outside of the city of Executive's domicile.

     10.  Limitations on Payments.
          -----------------------

          Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C.
(S) 1828(k) and any regulations promulgated thereunder.

     11.  Assignability.
          -------------

          This Agreement is personal to the Bank and the Executive and may not be assigned or delegated by any party without the written consent of the other party.

     12.  Withholding Taxes.
          -----------------

          Payroll taxes will be withheld from the amounts payable to the Executive hereunder in accordance with applicable law as determined by the Bank.

     13.  Entire Agreement.
          ----------------

          Other than as specified in Section 6(g), this Agreement contains the entire agreement between the Bank and the Executive concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between them with respect thereto, including the Prior Agreement.

     14.  Amendment or Waiver.
          -------------------

          This Agreement cannot be changed, modified or amended without the consent in writing of both the Executive and the Bank. No waiver by either the Bank or the Executive at any time of any breach by the other party of any condition or provision of this Agreement shall be deemed a waiver of a similar or dissimilar condition or provision at the same or at any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Bank, as the case may be.

     15.  Severability.
          ------------

          In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     16.  Survivorship.
          ------------

          The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

     17.  Governing Law.
          -------------

          This Agreement shall be governed by and construed and interpreted in accordance with the laws of the state of California without reference to principles of conflict of laws.

     18.  Review of this Agreement.
          ------------------------

          The Bank shall pay the legal expenses (up to a cumulative amount of $2,000) incurred by the Executive in connection with the negotiation and documentation of this Agreement.

     19.  Disputes under this Agreement.
          -----------------------------

          Any controversy, dispute or claim arising out of, relating to or concerning this Agreement, the breach of this Agreement, the employment of the Executive, or the termination of Executive's employment will be resolved pursuant to this Section.

          (a) Agreement to Negotiate.  Prior to submitting any controversy,
              ----------------------
dispute or claim to arbitration, the parties hereto will observe the following procedures:

          (i) The party desiring to submit any such controversy, dispute or claim to arbitration ("Claimant") first will give written notice thereof to the other party or parties ("Recipient") setting forth in detail the pertinent facts and circumstances relating to such controversy, dispute or claim.

          (ii) Recipient will have a period of fifteen (15) days in which to consider the controversy, dispute or claim which is the subject of the notice and to furnish in writing to Claimant a written statement of the position of Recipient.

          (iii) Within seven (7) days after Claimant's receipt of the written statement of Recipient or the expiration of the fifteen (15) day period set forth in subsection (ii), whichever is first, the parties will meet (with counsel, in the discretion of each party) in an effort to resolve amicably all differences which may exist and, failing such resolution, either party will have the right to submit the matter to arbitration.

          (iv) All communications between the parties under this Section shall be deemed communications concerning settlement (including, without limitation, pursuant to California Evidence Code Section 1152) and shall not be admissible in any subsequent arbitration or litigation.

          (b)  Procedure for Arbitration.
               -------------------------

          (i) Any controversy, dispute or claim arising out of, relating to or concerning this Agreement, the breach of this Agreement, the employment of the Executive, or the termination of the Executive's employment will be settled by arbitration in Los Angeles, California in accordance with the Labor Arbitration Rules of the American Arbitration Association (the "AAA") then existing.
(Should the AAA publish rules designed to accomplish the arbitration of employment disputes between employees not represented by a union and their employers or recommend the use of other rules, then those rules will be utilized in lieu of the Labor Arbitration Rules.) This agreement to arbitrate will be specifically enforceable.

          (ii) Subject to paragraph (a) of this Section, any demand for arbitration may be filed with the AAA and served on the other party at any time within the period covered by the applicable statute of limitations.

          (iii) One arbitrator will be appointed by both parties in the following manner: the AAA will furnish the parties with a list of potential arbitrators. All such arbitrators must be attorneys who are current members in good standing of the State Bar of California. If either party objects to all of the names on the list, the AAA will provide the parties with an alternative list of potential arbitrators. In no event may a party reject more than one list. Notice of rejection must be given to the AAA within seven (7) business days of receipt of the list. Once a particular list has been accepted by both parties, the parties alternatively will eliminate the names of the arbitrators until only one name remains. That remaining person will be appointed the arbitrator. The parties will draw lots to decide which party will eliminate the first name from the list. Either party may have the proceedings recorded by a reported at that party's expense. If both parties request a transcript, the cost of the reporter will be shared equally by the parties. The cost of the arbitrator will be shared equally by the parties.

          (iv) The arbitrator will have no authority to extend, modify or suspend any of the terms of this Agreement. The arbitrator will make his award in writing and shall accompany it with an opinion discussing the evidence and setting forth the reasons for his award.

          (v) The arbitrator shall have the power to make all factual determinations and rule on all issues of law. Any award rendered by the arbitrator shall be final and binding upon each party to the arbitration and unreviewable for error of law or legal reasoning of any kind and any such award may be confirmed, and judgment on such award may be entered, in any court of competent jurisdiction.

        (vi) If the rules of the AAA differ from those of this paragraph, the provisions of this Agreement will control.

       (vii) It is agreed that the Office of Thrift Supervision ("OTS") may, at its option, appear in any arbitration proceeding and present its position with respect to the matter(s) before the arbitrator, including, without limitation, its position with respect to any award of

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

damages. It is further agreed that the decision of the arbitrator will not bind the OTS.

     20.  Notices.
          -------

          Any notice given to either party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned, if to the Bank, at its principal office, and, if to the executive, at the address of the Executive shown on the Bank's records.

     21.  Headings; Construction.
          ----------------------

          The headings of the paragraphs contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement. Where appropriate, all references in this Agreement to the masculine pronoun shall include the feminine.

     22.  Counterparts.
          ------------

          This Agreement may be executed in two or more counterparts.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                    FIDELITY FEDERAL BANK,
                       A FEDERAL SAVINGS BANK


                    By: /s/ James E. Stutz
                       -------------------

                    /s/ Richard M. Greenwood
                    ------------------------
                    Richard M. Greenwood

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